CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Merger Fund VL, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Merger Fund VL for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Merger Fund VL for the stated period.


/s/ Frederick W. Green          /s/ Bonnie L. Smith
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Frederick W. Green              Bonnie L Smith
President, The Merger Fund VL   Treasurer, The Merger Fund VL

Dated: August 12, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Merger Fund VL for purposes of the Securities Exchange Act of 1934.